UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2023
SERA PROGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40606	26-1911522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2749 East Parleys Way, Suite 200 Salt Lake City, Utah	84109
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (801) 990-0520
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SERA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As further described in Item 5.07 of this Current Report on Form 8-K (the “Report”), Sera Prognostics, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on June 8, 2023, at which the Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to add a new paragraph THIRTEENTH to the Certificate of Incorporation to permit exculpation of officers of the Company for breaches of the fiduciary duty of care to the extent permitted by recent amendments to the Delaware General Corporation Law (the “Amendment”).
The Amendment is described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2023 (the “Proxy Statement”). The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware on June 9, 2023 (the “Certificate of Amendment”). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Report and is incorporated herein by reference.
Item 5.07.     Submission of Matters to a Vote of Security Holders.
On June 8, 2023, the Company held the Annual Meeting via live audio webcast on the Internet. Of the 29,642,033 shares of Class A common stock, par value $0.0001 per share, issued and outstanding and eligible to vote as of the record date of April 11, 2023, a quorum of 21,837,079 shares, or 73.66% of the eligible shares, was present at the meeting or represented by proxy.
At the Annual Meeting, the stockholders: (1) elected each of Kim Kamdar, Ph.D., Sandra A.J. Lawrence, and Ryan Trimble, to the Company’s Board of Directors as a Class II director for a term of three years to serve until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal (“Election of Directors”); (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Auditor Ratification”); and (3) approved the Amendment. A more complete description of each of these matters is set forth in the Company’s Proxy Statement.
The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.
1. Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Non-votes
Kim Kamdar, Ph.D.	17,290,571	2,152,049	2,394,459
Sandra A.J. Lawrence	17,213,386	2,229,234	2,394,459
Ryan Trimble	17,166,653	2,275,967	2,394,459
2. Auditor Ratification

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
20,030,629	50	1,806,400	—
3. Amendment to Certificate of Incorporation

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
17,538,625	1,838,192	65,803	2,394,459

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Sera Prognostics, Inc., dated June 9, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SERA PROGNOSTICS, INC.

By:	/s/ Benjamin G. Jackson
Benjamin G. Jackson
Secretary and General Counsel
Date: June 13, 2023